UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    October 1, 2014

POKERTEK, INC.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-51572	61-1455265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1150 Crews Road, Suite F Matthews, North Carolina		28105
(Address of Principal Executive Offices)		(Zip Code)

(704) 849-0860

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed, PokerTek, Inc., a North Carolina corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated April 29, 2014, with Multimedia Games, Inc., a Delaware corporation (“Parent”), and 23 Acquisition Co., a North Carolina corporation and wholly owned subsidiary of Parent (“Merger Sub”).  On October 1, 2014, pursuant the terms of the Merger Agreement, at the effective time of the Merger, Merger Sub was merged with and into the Company, the separate corporate existence of Merger Sub thereupon ceased, and the Company continued as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”).  The matters set forth in this Current Report on Form 8-K are being reported in connection with the Merger.

Item 1.02                      Termination of a Material Definitive Agreement.

Silicon Valley Bank Credit Facility

In connection with the completion of the Merger described above, the Company elected to early terminate its credit facility with Silicon Valley Bank (the “Credit Facility”), in accordance with its terms, and to voluntarily prepay all amounts outstanding thereunder.  The Credit Facility would have expired on January 14, 2015.  As previously disclosed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), maximum advances under the Credit Facility were determined based on the composition of the Company’s eligible accounts receivable and inventory balances, with a total facility limit of $625,000.  The Credit Facility bore interest at an annual rate equal to the greater of 6.5% or prime plus 2.0%.  The Credit Facility also included covenants requiring the achievement of specified financial ratios and thresholds and contained other customary terms and conditions.

The foregoing description of the Credit Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Facility documents filed as Exhibits 10.1 through 10.12 hereto, which are incorporated herein by reference.

Founder’s Loan

In addition, in connection with the completion of the Merger, on October 1, 2014, the Company repaid all amounts owed under the Amendment to the Second Amended and Restated 9% Secured Promissory Note (the “Second Amended and Restated Promissory Note”), due December 31, 2016, made by the Company and held by Arthur L. Lomax, a founder of the Company and a director of the Company prior to the effective time of the Merger (the “Note Modification Agreement”).  As previously disclosed, the Company and Mr. Lomax entered into the Note Modification Agreement on April 28, 2014, in connection with the Company’s entry into the Merger Agreement.  The Note Modification Agreement amended and restated the acceleration provision of the Second Amended and Restated Promissory Note.  As amended, the outstanding principal of and accrued and unpaid interest on the Second Amended and Restated Promissory Note automatically became immediately due and payable upon a Change in Control Transaction (as defined in the Second Amended and Restated Promissory Note).  Prior to the amendment and restatement, the outstanding principal of and accrued and unpaid interest on the Second Amended and Restated Promissory Note would have automatically become immediately due and payable upon the Company’s execution of an agreement, including the Merger Agreement, that provides for a Change in Control Transaction.

The foregoing description of the Second Amended and Restated Promissory Note and the Note Modification Agreement and does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Promissory Note, a copy of which is filed as Exhibit 10.13 hereto, and the form of Note Modification Agreement, a copy of which is filed as Exhibit 10.14 hereto, each of which is incorporated herein by reference.

Item 2.01.                      Completion of Acquisition or Disposition of Assets.

The Merger was completed on October 1, 2014.  As mentioned above, pursuant the terms of the Merger Agreement, at the effective time of the Merger, Merger Sub was merged with and into the Company, the separate corporate existence of Merger Sub thereupon ceased, and the Company continued as the surviving corporation and a wholly owned subsidiary of Parent.   The Merger Agreement was unanimously approved by the Board of Directors of the Company based on the recommendation of a Special Committee of the Board of Directors that was formed to evaluate and negotiate the terms of a sale of the Company and was approved by the Company’s shareholders at a meeting held on July 24, 2014.

At the effective time of the Merger, under the terms of the Merger Agreement, each outstanding share of common stock, no par value per share, of the Company (“Common Stock”), other than any shares held by the Company as treasury shares or any shares directly or indirectly owned by Parent, Merger Sub or the Company, was cancelled and converted into the right to receive $1.35 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”).  After the effective time of the Merger, holders of Common Stock immediately prior to the effective time of the Merger ceased to have any rights as shareholders of the Company (other than the right to receive the Merger Consideration).  Also, in connection with the Merger, each option outstanding (whether or not then vested or exercisable) that represented the right to acquire shares of Common Stock was cancelled and terminated whereby the holder of any such option to acquire Common Stock received an amount for each such option equal to the excess, if any, of (i) the Merger Consideration over (ii) the exercise price payable in respect of such share of Common Stock of issuable upon exercise of such option.  In general, each restricted stock unit award outstanding immediately prior to the effective time of the Merger became fully vested as of the effective time and was exchanged for an amount in cash equal to the Merger Consideration.  Following the Merger, the Company was merged with and into Parent.

The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto, and which is incorporated herein by reference.

Item 3.01.      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, the Company notified The NASDAQ Stock Market LLC (“NASDAQ”) on October 1, 2014, that the Merger was consummated, and that each outstanding share of Common Stock was converted (except as described in Item 2.01 hereof) into the right to receive $1.35 in cash (without interest and less any applicable withholding taxes).  Trading of the Common Stock on NASDAQ was suspended following the close of trading on October 1, 2014.  Accordingly, NASDAQ has filed with the SEC a notification of removal from listing of the Common Stock from NASDAQ and deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25.  In addition, the Company intends to file a certification on Form 15 with the SEC requesting that the Common Stock be deregistered under Section 12(g) of the Exchange Act and that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.                      Material Modification to Rights of Security Holders.

The information contained in Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.                      Change in Control of Registrant.

As a result of the Merger, a change in control of the Company occurred.  The information contained in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the terms of the Merger Agreement, upon consummation of the Merger, (i) the directors of Merger Sub immediately prior to the effective time of the Merger became the directors of the Company and (ii) the officers of Merger Sub immediately prior to the effective time of the Merger became the officers of the Company.  Accordingly, from and after the effective time, by virtue of the Merger, each of the directors and officers of the Company immediately prior to the effective time of the Merger ceased to be directors and officers of the Company.  In addition, in connection with the Merger, the size of the Company’s Board of Directors was reduced to three members.

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As of the effective time of the Merger, the Articles of Incorporation and the Bylaws of the Company were amended and restated in their entirety to be in the form of Exhibits 3.1 and 3.2 hereto, respectively, which are incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

The exhibits filed with this Current Report on Form 8-K are listed in the Index to Exhibits following the signature page hereto, and are incorporated herein by this reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Dated:  October 6, 2014

POKERTEK, INC.

/s/ Todd F. McTavish
Todd F. McTavish
General Counsel, Chief Compliance Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.                                Description

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of April 29, 2014, by and among PokerTek, Inc., Multimedia Games, Inc. and 23 Acquisition Co. (incorporated by reference to Exhibit 2.1 to PokerTek, Inc.’s Current Report on Form 8-K filed with the SEC on April 30, 2014).

3.1	Restated Articles of Incorporation of PokerTek, Inc. (filed herewith).
3.2	Restated Bylaws of PokerTek, Inc. (filed herewith).
10.1
Loan and Security Agreement, effective July 25, 2008, between PokerTek, Inc. and Silicon Valley Bank (incorporated by reference to Exhibit 10.1 to PokerTek, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2008 filed with the SEC on August 14, 2008).

10.2
Export-Import Bank Loan and Security Agreement, dated July 25, 2008, between PokerTek, Inc. and Silicon Valley Bank (incorporated by reference to Exhibit 10.2 to PokerTek, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2008 filed with the SEC on August 14, 2008).

10.3
Borrower Agreement, dated July 25, 2008, made and entered into by PokerTek, Inc. in favor of the Export-Import Bank of the United States and Silicon Valley Bank (incorporated by reference to Exhibit 10.3 to PokerTek, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2008 filed with the SEC on August 14, 2008).

10.4
First Amendment to Loan and Security Agreement, dated December 23, 2008, between PokerTek, Inc. and Silicon Valley Bank (incorporated by reference to Exhibit 10.1 to PokerTek, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009 filed with the SEC on May 14, 2009).

10.5
First Amendment to Export-Import Bank Loan and Security Agreement, dated December 23, 2008, between PokerTek, Inc. and Silicon Valley Bank (incorporated by reference to Exhibit 10.2 to PokerTek, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March

31, 2009 filed with the SEC on May 14, 2009).
10.6
Second Amendment to Loan and Security Agreement, dated July 23, 2009, between PokerTek, Inc. and Silicon Valley Bank (incorporated by reference to Exhibit 10.1 to PokerTek, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009 filed with the SEC on August 14, 2009).

10.7
Second Amendment to Export-Import Bank Loan and Security Agreement, dated July 23, 2009, between PokerTek, Inc. and Silicon Valley Bank (incorporated by reference to Exhibit 10.2 to PokerTek, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009 filed with the SEC on August 14, 2009).

10.8
Third Amendment to Loan and Security Agreement, dated August 27, 2010, between PokerTek, Inc. and Silicon Valley Bank (incorporated by reference to Exhibit 10.2 to PokerTek, Inc.’s Quarterly Report on Form 10-Q filed with the SEC on November 15, 2010).

10.9
Fifth Amendment to the Loan and Security Agreement, dated November 8, 2011, between PokerTek, Inc. and Silicon Valley Bank (incorporated by reference to Exhibit 10.1 to PokerTek, Inc.’s Current Report on Form 8-K filed with the SEC on November 14, 2011).

10.10
Sixth Amendment to the Loan and Security Agreement, dated February 22, 2012, between PokerTek, Inc. and Silicon Valley Bank (incorporated by reference to Exhibit 10.1 to PokerTek, Inc.’s Current Report on Form 8-K filed with the SEC on February 23, 2012).

10.11
Seventh Amendment to the Loan and Security Agreement, dated February 28, 2013, between PokerTek, Inc. and Silicon Valley Bank (incorporated by reference to Exhibit 10.1 to PokerTek, Inc.’s Current Report on Form 8-K filed with the SEC on March 7, 2013).

10.12
Eighth Amendment to the Loan and Security Agreement, dated February 27, 2014, between PokerTek, Inc. and Silicon Valley Bank (incorporated by reference to Exhibit 10.1 to PokerTek, Inc.’s Current Report on Form 8-K filed with the SEC on March 4, 2014).

10.13
Amendment dated April 28, 2014 to the Second Amended and Restated 9% Secured Promissory Note, Due December 31, 2016, made by PokerTek, Inc. and held by Arthur L. Lomax (incorporated by reference to Exhibit 10.2 to

PokerTek, Inc.’s Current Report on Form 8-K filed with the SEC on April 30, 2014).
10.14
Form of Loan Modification Agreement, dated as of July 23, 2012, by and among PokerTek, Inc. and Gehrig White and Arthur Lomax (incorporated by reference to Exhibit 10.1 to PokerTek, Inc.’s Current Report on Form 8-K  with the SEC on July 27, 2012).